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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 11, 2002


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                              ECHO BAY MINES LTD.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Incorporated under the
        laws of Canada                    1-8542                    None
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)

            Suite 1210, 10180-101 Street, Edmonton, Alberta T5J 3S4
              (Address of principal executive offices) (Zip Code)

                                (780) 496-9002
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.           Other Events.

         In order to effectuate a combination of their respective businesses, Kinross Gold Corporation, a corporation governed by the Business Corporations Act (Ontario) ("Kinross"), TVX Gold Inc., a corporation governed by the Canada Business Corporations Act ("TVX"), and Echo Bay Mines Ltd., a corporation governed by the Canada Business Corporations Act ("Echo Bay"), entered into a Combination Agreement (the "Combination Agreement"), a copy of which is attached hereto and incorporated herein by reference as Exhibit 2.1, dated as of the 10th day of June, 2002, whereby holders of common shares of TVX receive
0.65 common shares of Kinross for each common share of TVX and the holders of common shares of Echo Bay receive 0.52 common shares of Kinross for each common share of Echo Bay.

     In a concurrent transaction, TVX entered into an agreement to acquire Newmont Mining Corporation's interest in the TVX Newmont Americas joint venture.


Item 7.           Exhibits.

Exhibit No.                                 Exhibit

   2.1 Combination Agreement, dated as of the 10th day of June, 2002, among Kinross Gold Corporation, TVX Gold Inc. and Echo Bay Mines Ltd.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        ECHO BAY MINES LTD.


                                        By: /s/ Lois-Ann L. Brodrick
                                            --------------------------------
                                            Name:  Lois-Ann L. Brodrick
                                            Title: Vice President and
                                                   Secretary


Date: June 11, 2002


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                               INDEX TO EXHIBITS


Exhibit No.                          Exhibit

   2.1 Combination Agreement, dated as of the 10th day of June, 2002, among Kinross Gold Corporation, TVX Gold Inc. and Echo Bay Mines Ltd.